Virtus Terranova U.S. Quality Momentum ETF (Ticker: JOET) (the “Fund”),

a series of Virtus ETF Trust II

Supplement dated November 17, 2023 to the Fund’s

Prospectus and Statement of Additional Information (“SAI”),

each dated November 28, 2022, as supplemented

Important Notice To Investors

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus and SAI for the Fund.

Effective on or about the open of trading on November 28, 2023 (the “Effective Date”), the primary listing exchange of the Fund’s shares will be changed from The Nasdaq Stock Market to NYSE Arca, Inc. As such, all references in the Fund’s Prospectus and SAI to The Nasdaq Stock Market as the primary listing exchange of the Fund’s shares will be replaced with NYSE Arca, Inc. on the Effective Date.

Investors should retain this supplement for future reference.